Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Mid Cap Value Fund

(the “Fund”)

Supplement dated June 26, 2024, to the Statement of Additional Information

(“SAI”) of the Fund, dated October 1, 2023, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Portfolio Managers— Other Accounts” is revised as follows:

The sub-section entitled “Mid Cap Value Fund” — Boston Partners” is deleted in its entirety and replaced with the following:

Fund	Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of April 30, 2024) Unless otherwise noted
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Mid Cap Value Fund	Boston Partners	Steven L. Pollack Timothy Collard	6 6	25,079.7 25,079.7	1 1	719.2 719.2	47[1] 47[1]	5,221.5 5,221.5

[1]	There is 1 account with total assets of $29.44 million as of April 30, 2024, that is subject to a performance-based advisory fee.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.